                                 Exhibit 8(c)(2)
                   Amendment No. 3 To Participation Agreement
                                   (Alliance)

                                 AMENDMENT NO. 3
                                       TO
                            PARTICIPATION AGREEMENT

     Amendment No. 3 to the Participation Agreement (the "Agreement"), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY ("Insurer"); AFSG SECURITIES CORPORATION ("Contracts Distributor"); ALLIANCE CAPITAL MANAGEMENT L.P. ("Adviser"); and ALLIANCE FUND DISTRIBUTORS, INC. ("Distributor").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                               AMENDED SCHEDULE A

                  SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

---------------------------------------------------------------------------------------
  Name of Separate Account
and Date Established by the     SEC File Numbers of the
    Board of Directors              Contracts Funded                 Portfolios
---------------------------------------------------------------------------------------
   Separate Account V A A       33 Act File No. 333-26209    . Growth Portfolio
     February 17, 1997          40 Act File No. 811-09172    . Premier Growth Portfolio
                              (The Atlas Portfolio Builder   . Technology Portfolio
                                    Variable Annuity)

---------------------------------------------------------------------------------------
Retirement Builder Variable     33 Act File No. 333-07509    . Premier Growth Portfolio
     Annuity Account            40 Act File No. 811-07689    . Technology Portfolio
      March 29, 1996           (Portfolio Select Variable
                                      Annuity(SM)

---------------------------------------------------------------------------------------
  Separate Account V A B        33 Act File No. 033-33085    . Alliance Growth & Income
     January 19, 1990           40 Act File No. 811-06032      Portfolio
                                 (Transamerica Landmark      . Alliance Premier Growth
                                  Variable Annuity and         Portfolio
                                Transamerica Landmark ML
                                   Variable Annuity)

                                33 Act File No. 033-56908
                                40 Act File No. 811-06032
                                (Transamerica Freedom
                                   Variable Annuity)

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  Separate Account V A C       33 Act File No. 333-83957     . Alliance Growth &
    February 20, 1997          40 Act File No. 811-09503       Income Portfolio
                                 (Transamerica EXTRA         . Alliance Premier Growth
                                   Variable Annuity)           Portfolio

---------------------------------------------------------------------------------------
  Separate Account V A D       33 Act File No. 333-94489     . Alliance Growth &
    February 20, 1997          40 Act File No. 811-09777       Income Portfolio
                                  (Transamerica Access       . Alliance Premier Growth
                                    Variable Annuity)          Portfolio

---------------------------------------------------------------------------------------
  Separate Account V A K       33 Act File No. 333-76230     . Alliance Premier Growth
      July 10, 2001            40 Act File No. 811-10617       Portfolio
                              (Retirement Income Builder     . Alliance Technology
                                 III Variable Annuity)         Portfolio

---------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective Date: May 1, 2002

TRANSAMERICA LIFE INSURANCE               ALLIANCE CAPITAL MANAGEMENT L.P.
COMPANY                                   By: Alliance Capital Management
                                              Corporation, its General Partner


By: /s/ Larry N. Norman
    ----------------------------------    By: /s/ Illegible
Name: Larry N. Norman                         ----------------------------------
                                          Name:
Title: President                                --------------------------------
                                          Title:
                                                 -------------------------------


AFSG SECURITIES CORPORATION               ALLIANCE FUND DISTRIBUTORS, INC.


By: /s/ Lisa A. Wachendorf                By: /s/ Richard A. Winge
    ----------------------------------        ----------------------------------
Name: Lisa A. Wachendorf                  Name: Richard A. Winge
Title: Vice President and Chief           Title: Managing Director, SVP
       Compliance Officer

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